UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2021

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.

111 Robert-Bourassa Boulevard, Suite 5000

Montreal, Quebec, Canada H3C 2M1

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 19, 2021, Resolute Forest Products Inc. (the “Company”) announced the commencement of a private placement of $300 million aggregate principal amount of a new series of unsecured senior notes due 2026 (the “Offering”). The net proceeds from the Offering, together with cash on hand and/or borrowings under the Company’s senior secured asset-based revolving credit facility and/or the Company’s senior secured credit facility, will be used to redeem all of the outstanding $375 million aggregate principal amount of its 5.875% Senior Notes due 2023 (the “2023 Notes”), at a price of 100% of the aggregate principal amount thereof, plus interest to, but not including, the redemption date.

In connection with the Offering, the Company is presenting the information furnished as Exhibit 99.1 to this current report on Form 8-K, which is incorporated by reference into this Item 2.02.

The information contained or incorporated by reference in this Item 2.01 of Form 8–K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.01 shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this current report and furnishing the information contained herein the Company makes no admission as to the materiality of any such information.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 18, 2021, the Company announced the appointment of Sylvain A. Girard as the Company’s next senior vice president and chief financial officer, effective March 2, 2021. Mr. Girard will join the Company as special advisor to Remi G. Lalonde, the Company’s current senior vice president and chief financial officer on February 15, 2021 and will continue to serve in this capacity until he succeeds Mr. Lalonde as the Company’s senior vice president and chief financial officer on March 2, 2021. Mr. Girard will report to Mr. Lalonde.

Mr. Girard, age 50, most recently served as executive vice president and chief financial officer of SNC-Lavalin Group Inc. from 2016 to 2020. Previously, he held senior executive positions in finance with SNC-Lavalin, following 22 years with General Electric Company (“GE”). He held a number of positions at GE of increasing scope and responsibilities, including 14 years as chief financial officer in the financial and healthcare sectors of GE in Europe as well as five years with GE’s internal audit team, performing financial and process audits across the company. He graduated from McGill University in 1992 with a bachelor of commerce in finance and international business.

Outline of terms for Mr. Girard

The Company has come to an agreement with Mr. Girard on the principal terms of his compensation arrangement, which will be reflected in a letter agreement and are summarized below.

Annual compensation. Mr. Girard’s annual base salary will be $500,000 to be paid in accordance with the Company’s currency policy that assumes parity in Canadian and U.S. dollars, with a portion paid in Canadian dollars and a portion paid in U.S. dollars based on the geographic location of the Company’s pulp, paper and tissue production capacity as of the prior December 31. Based on the currency policy for 2021, 63.5% of Mr. Girard’s base salary will be denominated in Canadian dollars and 36.5% will be denominated in U.S. dollars.

Short-term incentive compensation. Mr. Girard will be eligible to participate in the Company’s Short-Term Incentive Plans (“STIP”) adopted from time to time. For 2021, his STIP target level will be 100% of his annual base salary, with an annual incentive award ranging from 50% to 150% of target, based on performance targets established by the board of directors.

Long-term incentive compensation. Mr. Girard will also be eligible to participate in the Resolute Forest Products Equity Incentive Plan, or the “LTIP”, as determined in the board of directors’ discretion from time to time. Mr. Girard’s initial equity grant is equivalent to 125% of his annual base salary, with the first grant to be made on March 2, 2021 and the value of such initial grant being a prorated value of 8 months of annual base salary.

Pension. Mr. Girard will be eligible to participate in the Company’s registered defined contribution plan and the DC Make-Up Program.

Severance. Mr. Girard will be covered by the executive severance policy, which provides for severance benefits in the event of an involuntary termination other than for “cause”. In the case of a change in control, severance benefits are also payable upon a termination by Mr. Girard for “good reason”. Upon a triggering separation, Mr. Girard will be eligible to receive a lump sum payment equal to six weeks of eligible pay per year of continuous service, with a minimum of 52 weeks and a maximum of 104 weeks. Eligible pay is defined as base pay, plus the lesser of (i) the average of last two STIP incentive awards paid or (ii) 125% of target STIP incentive award for the year of termination. In addition, there is pro rata vesting of equity awards pursuant to the terms of the award agreements. The severance pay is the same whether the triggering separation occurs in a change in control or non-change in control context. No other enhanced benefits in the form of, for example, subsidized continued health coverage or tax-gross ups, are provided. “Cause,” “good reason” and “change in control” are all defined in the executive severance policy.

Miscellaneous. Mr. Girard will receive an annual allowance of CDN$12,000 to cover perquisites such as club memberships, tax and financial advice. Mr. Girard will be eligible to receive comprehensive annual medical examination and medical concierge services, and will be entitled to five weeks vacation per year. Mr. Girard will be indemnified pursuant to an indemnification agreement to be entered into between the Company and Mr. Girard, the Company’s indemnification policy, charter, by-laws and director and officer liability insurance policies maintained by the Company.

ITEM 8.01	OTHER EVENTS

A copy of the press release announcing the commencement of the Offering described in Item 2.02 hereof is filed with this Current Report as Exhibit 99.2.

On January 19, 2021, the Company voluntarily decreased the commitment under its senior secured asset-based revolving credit facility by $50 million, to $450 million.

* * *

Cautionary Statements Regarding Forward-Looking Information

Statements in this Current Report on Form 8-K, including the exhibits hereto, that are not reported final financial results or other historical information of the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to the impact of the novel coronavirus (or, “COVID-19”) pandemic and resulting economic conditions on the Company’s business, results of operations and market price of the Company’s securities, and to the Company’s: efforts and initiatives to reduce costs, increase revenues, and improve profitability; business and operating outlook; future pension obligations; assessment of market conditions; growth strategies and prospects, and the growth potential of the Company and the industry in which the Company operates; liquidity; future cash flows, including as a result of the changes to the Company’s pension funding obligations; estimated capital expenditures; and strategies for achieving the Company’s goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “anticipate,” “continue,” “attempt,” “focus on,” “improve,” “challenge,” “positioned,” “maintain,” “strive,” “trend,” “strategy,” “seek,” “evolve,” “vision,” “commit,” “develop,” “project,” “progress,” “build,” “pursue,” “plan,” “grow” and other terms with similar meaning indicating possible future events or potential impact on the Company’s business or its shareholders.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause the Company’s actual future financial condition, results of operations and performance to differ materially from those expressed or implied in this Current Report include, but are not limited to, the impact of: the COVID-19 pandemic and resulting economic conditions; developments in non-print media, and the effectiveness of the Company’s responses to these developments; intense competition in the forest products industry; any inability to offer products certified to globally recognized forestry management and chain of custody standards; any inability to successfully implement the Company’s strategies to increase its earnings power; the possible failure to successfully integrate acquired businesses with the Company’s or to realize the anticipated benefits of acquisitions, such as the Company’s entry into wood manufacturing in the U.S., and tissue production and sales, or divestitures or other strategic transactions or projects, including loss of synergies following business divestitures; uncertainty or changes in political or economic conditions in the U.S.,

Canada or other countries in which the Company sells its products, including the effects of pandemics; global economic conditions; the highly cyclical nature of the forest products industry; any difficulties in obtaining timber or wood fiber at favorable prices, or at all; changes in the cost of purchased energy and other raw materials; physical and financial risks associated with global, regional, and local weather conditions, and climate change; any disruption in operations or increased labor costs due to labor disputes or occupational health and safety issues; difficulties in the Company’s employee relations or in employee attraction or retention; disruptions to the Company’s supply chain, operations, or the delivery of the Company’s products, including due to public health epidemics; disruptions to the Company’s information technology systems including cybersecurity incidents; risks related to the operation and transition of legacy system applications; negative publicity, even if unjustified; currency fluctuations; any increase in the level of required contributions to the Company’s pension plans, including as a result of any increase in the amount by which they are underfunded; the Company’s ability to maintain adequate capital resources to provide for all of the Company’s substantial capital requirements; the terms of the Company’s outstanding indebtedness, which could restrict the Company’s current and future operations; changes relating to the London Interbank Offered Rate, which could impact the Company’s borrowings under its credit facilities; losses that are not covered by insurance; any shutdown of machines or facilities, restructuring of operations or sale of assets resulting in any additional closure costs and long-lived asset impairment or accelerated depreciation charges; any need to record additional valuation allowances against the Company’s recorded deferred income tax assets; the Company’s exports from one country to another country becoming or remaining subject to duties, cash deposit requirements, border taxes, quotas, or other trade remedies or restrictions; countervailing and anti-dumping duties on imports to the U.S. of the vast majority of our softwood lumber products produced at the Company’s Canadian sawmills; any failure to comply with laws or regulations generally; any additional environmental or health and safety liabilities; any violation of trade laws, export controls, or other laws relating to the Company’s international sales and operations; adverse outcomes of legal proceedings, claims and governmental inquiries, investigations, and other disputes in which the Company is involved; the actions of holders of a significant percentage of the Company’s common stock; and the potential risks and uncertainties set forth under Part I, Item 1A, “Risk Factors,” of the Company’s annual report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission (or, the “SEC”) on March 2, 2020, which have been heightened by the COVID-19 pandemic, including related governmental responses and economic impacts, market disruptions and changes in consumer habits, and which should be read in conjunction with the COVID-19 pandemic risk factor update further set forth in Part II, Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-Q, filed on November, 9, 2020.

All forward-looking statements in this Current Report are expressly qualified by the cautionary statements contained or referred to in this section and in the Company’s other filings with the SEC and the Canadian securities regulatory authorities. The Company disclaims any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Certain Business Updates

99.2	Press Release dated January 19, 2021 with respect to the Offering

104	Cover Page Interactive Data File (embedded withing the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: January 19, 2021	By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President and Chief Legal Officer